U.S.  AGGREGATES,  INC.

                      -----------------------------------

                  AMENDMENT  NO.  3  TO  AMENDED  AND  RESTATED
                    NOTE  AND  WARRANT  PURCHASE  AGREEMENT

                      -----------------------------------


                      Dated  as  of  September  29,  2000











        $30,000,000  Senior  Subordinated  Notes  Due  November  22,  2006
                                    and
        $15,000,000  Senior  Subordinated  Notes  Due  November  22,  2008

                           U.S.  AGGREGATES,  INC.


        $30,000,000  Senior  Subordinated  Notes  Due  November  22,  2006
                                    and
        $15,000,000  Senior  Subordinated  Notes  Due  November  22,  2008


                  AMENDMENT  NO.  3  TO  AMENDED  AND  RESTATED
                    NOTE  AND  WARRANT  PURCHASE  AGREEMENT


                                                    As  of  September  29,  2000


The  Prudential  Insurance  Company  of  America
c/o  Prudential  Capital  Group
Two  Ravinia  Drive,  Suite  1400
Atlanta,  Georgia  30346

Ladies  and  Gentlemen:

     U.S. AGGREGATES, INC., a Delaware corporation (together with its successors and assigns, the "COMPANY"), agrees with you as follows:

1.   PRIOR  AMENDMENT  AND  ISSUANCE  OF  NOTES.

     The Company has entered into an Amendment No. 1 to Amended and Restated Note and Warrant Purchase Agreement, dated as of April 14, 1999 and an Amendment No. 2 to Amended and Restated Note and Warrant Purchase Agreement, dated as of August 12, 1999, pursuant to which certain amendments were made to the Amended and Restated Note and Warrant Purchase Agreement dated as of June 5, 1998 (as in effect immediately prior to giving effect to the amendments provided for by this Agreement, the "Existing Note Purchase Agreement" and, as amended pursuant to this
Agreement  and  as  may  be  further  amended,  restated  or otherwise  modified
from   time  to  time,  the  "Amended  Note  Purchase  Agreement")  whereby
$30,000,000 aggregate principal amount of 10.34% Senior Subordinated Notes due November 22, 2006 and $15,000,000 aggregate principal amount of 10.09% Senior Subordinated Notes due November 22, 2008 (such Notes as in effect immediately prior to giving effect to the amendments provided for by this Agreement, the "Existing Notes" and, as amended pursuant to this Agreement and as may be further, as may be amended, restated or otherwise modified from time to time, the "Notes") of the Company have been issued to you and are currently outstanding.

2.   DEFINED  TERMS.

     Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Existing Note Purchase Agreement.

3.   REQUEST  FOR  CONSENT  TO  AMENDMENTS.

     The Company requests that you consent to the amendments to the Existing Note Purchase Agreement and the Existing Notes provided for by this Agreement (the "Amendments").

4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.

     To induce you to enter into this Agreement and to consent to the Amendments, the Company represents and warrants as follows:

     4.1  Organization  and  Existence.

     The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under the Amended Note Purchase Agreement.

     4.2  Actions  Pending.

     There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.3  Amendment  Authorized;  Obligations  Enforceable.

          (a)   Agreement  is  Legal  and  Authorized.   The  execution  and
     delivery by the Company of this Agreement, and compliance by the Company with all of the provisions of the Amended Note Purchase Agreement, are within the corporate powers of the Company.

          (b)   Company  Obligations  are  Enforceable.  The  Company  has  duly authorized this Agreement by all necessary action on its part. This Agreement has been executed and delivered by one or more duly authorized officers of the Company, and each of this Agreement and the Amended Note Purchase Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforceability thereof may be:

               (i)    limited  by  applicable  bankruptcy,  reorganization,
          arrangement,  insolvency,  moratorium,  or  other  similar   laws
          affecting  the  enforceability  of  creditors'  rights  generally; and

               (ii)  subject  to  the  availability  of  equitable  remedies.

     4.4  No  Conflicts.

     Neither the execution nor delivery of this Agreement, nor fulfillment of nor compliance with the terms and provisions of the Amended Note Purchase Agreement and the other Financing Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the Properties of the Company or any of its Subsidiaries pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject.

     4.5  Governmental  Consent.

     Neither the execution and delivery of this Amendment, nor the performance by the Company of its obligations under the Amended Note Purchase Agreement and the other Financing Documents, is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings with the Securities and Exchange Commission and/or state Blue Sky authorities) on the part of the Company in connection with the execution and delivery of this Agreement or fulfillment of or compliance with the terms and provisions of the Amended Note Purchase Agreement or of the other Financing Documents.

     4.6  Full  Disclosure.

     This Agreement and the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the proposal and negotiation of the Amendments, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated by the Note Purchase Agreement and this Agreement.

     4.7  Amendment  of  Bank  Credit  Agreement.

     Attached hereto as Exhibit C is a copy of the Fourth Amendment to the Bank Credit Agreement (the "Fourth Amendment"), which has been duly executed and delivered by each of the parties thereto, is true, correct and complete, and (subject only to the effectiveness of this Agreement) is in full force and effect.

     4.8  No  Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of this Agreement and the effectiveness of the Amendments and the Fourth Amendment, would constitute a Default or an Event of Default.

5.   AMENDMENTS.

     5.1   Amendments  to  Existing  Note  Purchase  Agreement  and  Existing
Notes.

     Subject to paragraph 5.2, (i) the Existing Note Purchase Agreement is hereby amended in the manner specified in Exhibit A1 to this Agreement and
(ii) the Existing Notes are hereby amended in the manner specified in Exhibit A2.

     5.2  Effectiveness  of  Amendments.

     The amendments of the Existing Note Purchase Agreement and the Existing Notes contemplated by paragraph 5.1, Exhibit A1 and Exhibit A2 shall become effective only upon the date of the satisfaction in full of the following conditions precedent (which date shall be the "Effective Date"):

          (a) the Company and you shall have executed and delivered a counterpart of this Agreement;

          (b) the representations and warranties set forth in paragraph 4 shall be true and correct;

          (c) the Company shall have authorized, by all necessary corporate action, the execution and delivery of this Agreement and the performance of all obligations of, and the satisfaction of all closing conditions set forth in, this paragraph 5 by, and the consummation of all transactions contemplated by this Agreement by, the Company;

          (d) each Restricted Subsidiary shall have executed and delivered the Guarantor Consent in respect of its obligations under the Subsidiary Guaranty, substantially in the form attached hereto as Exhibit B;

          (e) the Company shall have paid you an amendment fee in the amount of $225,000;

          (e) the Company shall have paid the fees and expenses of your special counsel as provided in Section 6; and

          (f)   all  proceedings  taken  in  connection  with this Agreement and all documents and papers relating thereto shall be satisfactory to you and your special counsel, and you and your special counsel shall have received copies of such documents and papers as you or your special counsel may reasonably request in connection herewith, including any
     legal   opinions  of  counsel  to  the  Company  in  respect  of   the
     transactions  contemplated  hereunder.

6.   EXPENSES.

     Whether or not the Amendments become effective, the Company will on the Effective Date (or if an invoice is delivered subsequent to the Effective Date or if the Amendments do not become effective, promptly and in any event within 10 days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to this Agreement, including, but not limited to, (a) the cost of reproducing this Agreement and the other documents delivered in connection herewith and (b) the reasonable fees and disbursements of your special counsel (namely, Bingham Dana LLP, or its
successor   or  assigns)  incurred  in  connection  with  the  preparation, negotiation and delivery of this Agreement. Nothing in this paragraph 6 shall limit the Company's obligations under paragraph 14B of the Amended Note Purchase Agreement.

7.   MISCELLANEOUS.

     7.1  Part  of  Note  Purchase  Agreement,  Future  References,  etc.

     This Agreement shall be construed in connection with and as a part of the Existing Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the Existing Notes are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Existing Note
Purchase Agreement and the Existing Notes without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

     7.2  Counterparts;  Effectiveness.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one
instrument.    Delivery  of  an  executed  signature  page   by   facsimile
transmission   shall  be  effective  as  delivery  of  a  manually   signed
counterpart  of  this  Agreement.

     7.3  Successors  and  Assigns.

     All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

     7.4  Governing  Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[Remainder  of  page  intentionally  left  blank;  next page is signature page.]

     If you are in agreement with the foregoing, please so indicate by signing the agreement below on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement among you and the Company.

                                   Very  truly  yours,

                                   U.S.  AGGREGATES,  INC.



                                   By:  /s/ Michael J. Stone
                                        Name:   Michael J. Stone
                                        Title:  Chief  Financial  Officer,
                                                Treasurer and  Secretary


The  foregoing  Agreement  is
hereby  accepted  as  of  the
date  first  above  written.

THE  PRUDENTIAL  INSURANCE  COMPANY
OF  AMERICA



By:  /s/ Robert R. Derrick
     Name:   Robert R. Derrick
     Title:  Vice President

                                                                     EXHIBIT  A1

         AMENDMENTS  TO  EXISTING  NOTE  PURCHASE  AGREEMENT

     1.    The  first  sentence  of  Paragraphs  3(i)  (Authorization  of  1998
Notes) of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "The Company will authorize the issue of its senior subordinated promissory notes in the aggregate principal amount of Fifteen Million Dollars ($15,000,000), to be dated the date of issue thereof, to mature November 22, 2008, to bear interest, payable quarterly in arrears, on the unpaid balance thereof until the principal thereof shall have become due and payable at the rate and manner specified therein, and to be in substantially the form of Exhibit A2 hereto (the "1998 Notes")."

     2.    Paragraphs  8A  (Interest  Expense  Coverage),  8B  (Fixed  Charge
Coverage),  8C  (Leverage  Ratio)  and  8E  of  the  Existing  Note  Purchase
Agreement are hereby amended and restated in its entirety to read respectively as follows:

          "8A. Interest Expense Coverage. The Company will not permit the ratio of EBITDA to Consolidated Interest Expense,

               (i) for the period of twelve (12) consecutive calendar months most recently ended as of the Closing Date, to be less than 1.75 to 1.0, and

               (ii) for any period of four (4) consecutive fiscal quarters of the Company ending in any period specified in the table below, to be less than the ratio set forth opposite such period in such table:

  Fiscal  Period           Ratio

Closing  Date           1.75  to  1.00
through  September
29,  1999

September  30,          2.00  to  1.00
1999  through
September  29,
2000

September  30,          2.25  to  1.00
2000  through
December  30,  2000

December  31,  2000     1.60  to  1.00
through  March  30,
2001

March  31,  2001        1.65  to  1.00
through  June  29,
2001

June  30,  2001         1.20  to  1.00
through  December
30,  2001

December  31,  2001     2.25  to  1.00
and  at  all  times
thereafter

          "8B. Fixed Charge Coverage. The Company will not permit the ratio of

               (i) EBITDA for any period of four (4) consecutive fiscal quarters of the Company to

               (ii)  Consolidated  Fixed  Charges  for  such  period

               to be less than the ratio set forth opposite such period in such table:

  Fiscal  Period           Ratio

Closing  Date            .85  to  1.00
through  December
30,  2000

December  31,  2000      .65  to  1.00
through  June  29,
2001

June  30,  2001          .55  to  1.00
through  December
30,  2001

December  31,  2001      .90  to  1.00
and  at  all  times
thereafter

          "8C. Leverage Ratio. The Company will not, as of any Calculation Date in any period specified in the table below, permit the ratio (the "Leverage Ratio") of

               (i) Consolidated Debt (excluding, to the extent included in the computation of Consolidated Debt at such time, any outstanding indebtedness for borrowed money evidenced by the Harris Trust Note), determined on such Calculation Date after giving effect to the incurrence of any Debt by the Company or any Restricted Subsidiary on such date and the application of the proceeds thereof, to

               (ii) EBITDA for the period of four (4) consecutive fiscal quarters of the Company most recently ended at such time,

     to be greater than the ratio set forth opposite such period in such table:

         Fiscal  Period                       Ratio

Closing  Date  up  to  but  not           6.0   to  1.00
including  September  30,  1998

September  30,  1998  up  to  but  not    5.25  to  1.00
including  September  30,  1999

September  30,  1999  up  to  but  not    4.75  to  1.00
including  September  30,  2000

September  30,  2000  up  to  but  not    5.00  to  1.00
including  December  31,  2000

December  31,  2000  up  to  but  not     6.50  to  1.00
including  March  31,  2001

March  31,  2001  up  to  but  not        6.25  to  1.00
including  September  30,  2001

September  30,  2001  up  to  but  not    6.00  to  1.00
including  December  31,  2001

December  31,  2001  and  thereafter      4.00  to  1.00

          As  used  in  this  paragraph  8C,  "Calculation  Date"  means

               (a)  the  Closing  Date,

               (b)  the  last  day  of  each  fiscal  quarter of the Company, or

               (c)  the  date  of  any  Acquisition  Loan,

     as  the  case  may  be."

          "8E. Restricted Payments The Company will not, and will not permit any Restricted Subsidiary to,

               (i)    declare  or  pay  any  dividend  (other  than   stock
          dividends)  or  distribution  on  any  of  its  capital  stock,

               (ii) purchase or redeem any capital stock of the Company or any Restricted Subsidiary (or any warrants, options or other rights in respect thereof),

               (iii) make any other distribution to shareholders of the Company or any Restricted Subsidiary,

               (iv) prepay, purchase, defease or redeem any Debt subordinate to the Notes, or

               (v)       set  aside  funds  for  any  of  the  foregoing;

     provided that (i) any Restricted Subsidiary may declare dividends, or make other distributions, to the Company or to another Restricted Subsidiary of the Company (but not to any other Person) and (ii) so long as no Event of Default or Default exists or would result therefrom and, if both immediately prior and immediately after giving effect thereto, the Leverage Ratio is equal to or less than 3.0:1, the Company may declare and pay dividends on its common stock in any fiscal year of the Company in an amount not to exceed 15% of Consolidated Net Income for the immediately preceding fiscal year of the Company (provided, that the Company may only pay any dividend pursuant to this clause (ii) if, after giving effect thereto, the Company shall be in compliance with paragraph 8A, paragraph 8B and paragraph 8C on a pro forma basis for the twelve consecutive month period ending on the date of payment, as determined by the Company in good faith in a certificate provided to the holders of Notes on or prior to the date of declaration of such dividend), it being understood that, unless an Event of Default under clause (i) or clause
     (ii) of paragraph 9A exists, dividends may be paid within 60 days after the date of declaration thereof if at such date of declaration such dividend complied with this clause (ii) even if at the time of payment thereof the Company is not in compliance with this clause
     (ii)."

     3. Section 8 of the Existing Note Purchase Agreement is hereby amended by the addition on the following Paragraph 8N and Paragraph 8M immediately following the existing Paragraph 8M:

          "8N. Capital Expenditures. The Company will not and will not permit any Restricted Subsidiary to, make or commit to make any capital expenditure in any fiscal year of the Company, except capital expenditures which do not in the aggregate exceed (i) $35,000,000 in the fiscal year of the Company ended December 31, 2000 and (ii)
     $10,000,000  in  each  fiscal  year  of  the  Company  thereafter.

          8M.  Minimum  EBITDA.

               (a) The Company will not permit EBITDA for the period January 1. 2001 through any date set forth below to be less than the amount set forth below opposite such date:

                 Date              EBITDA  Amount

                 March  31,  2001    $1,307,085
                 April  30,  2001    $2,780,985
                 May  31,  2001      $6,976,834
                 June  30,  2001     $11,867,436
                 July  31,  2001     $15,971,515
                 August  31,  2001   $20,249,990
                 September 30, 2001  $24,274,490
                 October  31,  2001  $27,028,462
                 November 30,  2001  $28,108,365
                 December 31,  2001  $28,364,812.

               (b) The Company will not permit EBITDA for any period ending during any fiscal year of the Company ending on or after December 31, 2002 to be less than the amount equal to 80% of the amount required by the Bank Credit Agreement for such period (EBITDA to be determined for such period on the same basis as EBITDA is determined under the Bank Credit Agreement).

     4. The definition of "Remaining Scheduled Payments" in Section 13A of the Existing Note Purchase Agreement shall be amended and restated respectively to read as follows:

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon (interest thereon being determined assuming for the purposes of this definition that interest shall accrue from the Settlement Date at the rate of (x) 10.34% per annum in the case of the 1996 Notes and (y) 10.09% in the case of the 1998 Notes) that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date."

     5. The definitions of "EBITDA", "Consolidated Capital Expenditures" and "Consolidated Fixed Charges" in Section 13B of the Existing Note Purchase Agreement shall be amended and restated respectively to read as follows:

          ""EBITDA" means, in respect of any period, Consolidated Net Income (exclusive of, to the extent deducted in determining such Consolidated Net Income (and without duplication), income that is both non-operating and non-recurring) for such period plus to the extent deducted in the computation of such Consolidated Net Income, each of the following:

               (i)  Consolidated  Interest  Expense,

               (ii) taxes imposed on or measured by income or excess profits of the Company and its Restricted Subsidiaries,

               (iii)      the  amount  of  all  depreciation,  amortization  and
          depletion   allowances  of  the  Company   and   its   Restricted
          Subsidiaries,

               (iv)  the  amount  of  any  loss  realized upon the sale or other
          disposition  of  property  of  the  Company  or  any   Restricted
          Subsidiary that is not sold or otherwise disposed of in the ordinary course of business;

               (v)   expense  that  is  both  non-operating  and  non-recurring;
          and

               (vi) restructuring charges incurred in connection with business closures; provided that the consolidated net income (plus, to the extent deducted in calculating such consolidated net income, interest expense, income tax expense, depreciation and amortization) of any Person, or attributable to any division or similar business unit, in each case set forth on the
          Designated  Asset  Schedule  (as  defined  in  the  Bank   Credit
          Agreement (as in effect on the Effective Date)), disposed of by the Company or any Subsidiary to an unaffiliated third party in an Asset Sale (as defined herein) during such period (a "Sold Business") will be included on a pro forma basis for the portion of such period after such Sold Business was sold or otherwise disposed of in an amount equal to the amount forecasted in good faith by the Company for such Sold Business as what such Sold Business would have earned during the remainder of such period until the time of sale or disposition (as such time was anticipated by the Company in the estimates referred to below) had it not been sold or otherwise disposed of, which forecast is set forth in estimates delivered by the Company to the holders of Notes prior to the Effective Date;

     but   subtracting   therefrom,  to  the  extent   reflected   in   the
     determination of Consolidated Net Income, any gain realized upon the sale or other disposition of property of the Company or any Restricted Subsidiary that is not sold or otherwise disposed of in the ordinary
     course   of  business;  provided  that  for  purposes  of  determining compliance with paragraph 8C hereof only, EBITDA with respect to any such period shall be adjusted to include the historical EBITDA of any Restricted Subsidiary that was acquired (a) during such period, and
     (b) if the Calculation Date is the date of any Acquisition Loan, on the Calculation Date, as if such Restricted Subsidiary had been acquired on the first day of such period."

          "Consolidated Capital Expenditures" means, for any period, all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding (a) payments on the Lohja Note and Investments in preferred stock issued by Dekalb Stone (to the extent such payments or Investments constitute capital expenditures) and (b) expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

     As  used  in  this  definition,

               "Lohja Note" means the Promissory Note dated July 13, 1994 issued by the Company to the order of Lohja, Inc. in the original
          principal  amount  of   Three  Million  Seven  Hundred  Fifty-Nine
          Thousand  Five  Hundred  Dollars  ($3,759,500).

          "Consolidated Fixed Charges" means, in respect of any period of four (4) consecutive fiscal quarters of the Company, the sum of

               (i) Consolidated Interest Expense in respect of such period, plus

               (ii) Maintenance Capital Spending made during such period, plus

               (iii)      taxes  paid  in  cash  by  the  Company  and  its
          Restricted  Subsidiaries   (other  than  taxes  that  are  directly
          attributable  to  Asset  Sales)  during  such  period,  plus

               (iv)   all   scheduled  principal  payments   due   on   any
          Consolidated Debt during such period, other than any principal payments to be made as a result of any mandatory reduction of commitments under the Bank Credit Agreement.

          As  used  in  this  definition,

               "Asset Sale" means the sale, lease, assignment or other transfer for value by the Company or any Restricted Subsidiary to any Person (other than the Company or any Restricted Subsidiary) of any asset or right of the Company or such Restricted Subsidiary (including any sale or other transfer of stock of any
          Restricted  Subsidiary,  whether  by  merger,  consolidation   or
          otherwise); for purposes of greater clarity, it is understood that a sale by the Company or any Restricted Subsidiary of its own capital stock is not an "Asset Sale" hereunder.

               "Maintenance Capital Spending" means, for any period, the aggregate amount of Consolidated Capital Expenditures for such period necessary to maintain the then existing properties of the Company and its Restricted Subsidiaries in good working order and condition; provided that Maintenance Capital Spending shall not exceed (1) $17,200,000 for each of the fiscal periods ending September 30, 2000 and December 31, 2000 and (b) $10,000,000 for each fiscal period ending during the fiscal year of the Company ending December 31, 2001.

     6.    Clause  (xi)  of  the  definition  of  "Restricted  Investment"  in
Section 13B of the Existing Note Purchase Agreement is amended and restated respectively to read as follows:

          "(xi)       Permitted   Acquisitions  so  long   as   the   total
     consideration for all Permitted Acquisitions (including cash and noncash purchase price, liabilities assumed, deferred or financed
     purchase   price,  purchase  price  characterized  as   noncompetition
     payments and the like) does not exceed (x) $0 during the fiscal year of the Company ended December 31, 2001 or (y) $10,000,000 in any fiscal year of the Company ended thereafter and both before and after giving effect to such acquisition, the Leverage Ratio (as defined in paragraph 8C hereof) shall be less than 3.0 to 1.0 on a pro forma basis."

     7. The definitions of "Effective Date", "Interest Rate Change Date" and "Leverage Ratio" shall be added to Section 13B of the Existing Note Purchase Agreement in the respective alphabetical order thereof to read as follows:

          ""Effective Date" means the "Effective Date" as defined in the Amendment No. 3 to this Agreement dated as of September 29, 2000.

          "Interest Rate Change Date" means the earlier to occur of (a) the date upon which the Company shall have applied to the prepayment of the Notes, in accordance with paragraph 6A or paragraph 6B, the sum of Ten Million Dollars ($10,000,000), together with interest thereon to the prepayment dates and the Yield-Maintenance Amounts, if any, with respect to the Notes, and (b) the date the Leverage Ratio is less than
     3.0  to  1.0.

          "Leverage  Ratio"  has  the  meaning  assigned to it in paragraph 8C."

     8.    The  Existing  Note  Purchase  Agreement  is  amended  by  deleting therefrom  the  current  forms  of  Exhibit  A1  and  Exhibit  A2  thereto  and replacing  them  with  Exhibit  A3  and  Exhibit  A4,  respectively,  attached
hereto.   Any  reference  in  the  Existing  Note  Purchase  Agreement  to  the
"10.34% Senior Subordinated Notes Due November 22, 2006" shall be deemed a reference to the "Senior Subordinated Notes Due November 22, 2006" and any reference in the Existing Note Purchase Agreement to the "10.09% Senior Subordinated Notes Due November 22, 2008" shall be deemed a reference to the "Senior Subordinated Notes Due November 22, 2008"

                                                                     EXHIBIT  A2

                       AMENDMENTS  TO  EXISTING  NOTES

     1. The 1996 Notes outstanding on the Effective Date of this First Amendment are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A3 attached hereto (except that the principal amount and the payee of each Note shall remain unchanged). Any 1996 Note issued on or after the Effective Date of this First Amendment shall be in the form of Exhibit A3 attached hereto.

     2. The 1998 Notes outstanding on the Effective Date of this First Amendment are hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A4 attached hereto (except that the principal amount and the payee of each Note shall remain unchanged). Any 1998 Note issued on or after the Effective Date of this First Amendment shall be in the form of Exhibit A4 attached hereto.

                                                                     EXHIBIT  A3

               FORM  OF  SENIOR  SUBORDINATED  NOTE  -  1996  NOTE

                           U.S.  AGGREGATES,  INC.

              Senior  Subordinated  Note  Due  November  22,  2006


No.  S-___                                                 PPN:  [90345@  AA  1]
$_________                                                                [Date]

     U.S. AGGREGATES, INC., a Delaware corporation (together with its successors, the "Company"), for value received, hereby promises to pay to ___________ or registered assigns the principal sum of ____________ DOLLARS ($________), together with all Capitalized Interest Amounts (as hereinafter defined), or, if less, the unpaid principal amount of this Note, on November 22, 2006, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note until the principal amount hereof shall become due and payable, at the rate of (i) at all times prior to but excluding the Effective Date (as defined in the Note Agreement (as defined below)), ten and thirty-four one- hundredths percent (10.34%) per annum, (ii) at all time from and including the Effective Date but prior to the Interest Rate Change Date (as defined in the Note Agreement), fourteen percent (14%) per annum and all times from and including the Interest Rate Change Date twelve percent (12%) per annum, payable quarterly on the twenty-second (22nd) day of February, May, August and November (each an "Interest Payment Date") in each year, commencing on the later of February 22, 1997 and the first Interest Payment Date occurring after the date of this Note, and to pay on demand interest on any overdue principal (including any overdue prepayment), any overdue payment of Yield-Maintenance Amount, if any, or (to the extent permitted by applicable law) any overdue installment of interest (the due date of such payments to be determined without giving effect to any grace period) or if an Event of Default under the Note
Agreement shall have occurred and be continuing, at the rate per annum equal to the lesser of (a) the highest rate allowed by applicable law or
(b) the greater of (i) sixteen percent (16%), or (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company in New York City from time to time as its prime rate.

     If at such time the interest rate in effect under this Note is greater than twelve percent (12%) per annum, on any Interest Payment Date during such time, in lieu of making the entire interest payment on this Note in cash, the Company may:

          (a) pay on such Interest Payment Date, in cash, that portion of the interest accrued on the outstanding principal amount of such Note to such Interest Payment Date as would have accrued at the rate of twelve percent (12.00%) per annum; and

          (b)  both:

               (i) pay on such Interest Payment Date, in cash, none, any part or all of the interest accrued on such principal to such Interest Payment Date as would have accrued at the rate of two percent (2%) per annum; and

               (ii) add to the outstanding principal amount of such Notes on such Interest Payment Date the portion of such interest as would have accrued at the rate of two percent (2%) per annum which is not paid in cash pursuant to the immediately preceding clause (i) (each such addition with respect to this Note, a "Capitalized Interest Amount").

Interest shall begin to accrue on each Capitalized Interest Amount beginning on and including the Interest Payment Date on which such Capitalized Interest Amount is added to the principal amount of this Note, and such interest shall accrue and be paid, together with the interest on the remaining principal amount of this Note, in accordance with this Note.
Notwithstanding anything herein to the contrary, all interest due and payable on the date that the entire then outstanding principal amount of this Note becomes due and payable, whether on the maturity date hereof, by acceleration or otherwise, shall be due and payable in full in cash on such date. All Capitalized Interest Amounts will for all purposes of this Note and the Note Agreement constitute outstanding principal on this Note.

     Payments of principal, Yield-Maintenance Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Agreement.

     This Note is one of an issue of Senior Subordinated Notes due November 22, 2006 issued in an aggregate principal amount of Thirty Million Dollars ($30,000,000) (which amount may be increased by any Capitalized Interest Amounts) pursuant to the Amended and Restated Note and Warrant Purchase Agreement (as amended and as may be further amended from time to time, the "Note Agreement"), dated as of June 5, 1998, between the Company and The
Prudential Insurance Company of America. Capitalized terms used herein and not defined herein have the meanings specified in the Note Agreement.

     As provided in the Note Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without premium and in other cases with a premium as specified in the Note Agreement.

     This Note is a registered note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The obligations evidenced by this Note are subordinated to the Senior Debt on the terms provided in the Note Agreement and the holder hereof, by acceptance hereof, agrees to be bound by the subordination provisions in the Note Agreement.

     THIS NOTE IS GIVEN IN SUBSTITUTION AND WITHOUT NOVATION OF A PROMISSORY NOTE DATED NOVEMBER 21, 1996 AND ISSUED BY U.S. AGGREGATES, INC.

     THIS  NOTE  AND  THE  NOTE  AGREEMENT  ARE  GOVERNED  BY,  AND  SHALL  BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                   U.S.  AGGREGATES,  INC.



                                   By:  /s/ Michael J. Stone
                                        Name:   Michael J. Stone
                                        Title:  Chief  Financial  Officer,
                                                Treasurer and  Secretary

                                                                     EXHIBIT  A4

               FORM  OF  SENIOR  SUBORDINATED  NOTE  -  1998  NOTE

                           U.S.  AGGREGATES,  INC.

              Senior  Subordinated  Note  Due  November  22,  2008


No.  S-___                                                 PPN:  [90345@  AB  9]
$_________                                                                [Date]

     U.S. AGGREGATES, INC., a Delaware corporation (together with its successors, the "Company"), for value received, hereby promises to pay to ___________ or registered assigns the principal sum of ____________ DOLLARS ($________), together with all Capitalized Interest Amounts (as hereinafter defined), or, if less, the unpaid principal amount of this Note, on November 22, 2008, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note until the principal amount hereof shall become due and payable, at the rate of (i) at all times prior to but excluding the Effective Date (as defined in the Note Agreement (as defined below), ten and nine hundredths percent (10.09%) per annum, (ii) at all time from and including the Effective Date but prior to the Interest Rate Change Date (as defined in the Note Agreement), fourteen percent (14%) per annum and all times from and including the Interest Rate Change Date twelve percent (12%) per annum, payable quarterly on the twenty-second (22nd) day of February, May, August and November (each an "Interest Payment Date") in each year, commencing on the later of August 22, 1998 and the first Interest Payment Date occurring after the date of this Note, and to pay on demand interest on any overdue principal (including any overdue prepayment), any overdue payment of Yield-Maintenance Amount, if any, and (to the extent permitted by applicable law) any overdue installment of interest (the due date of such payments to be determined without giving effect to any grace period) or if an Event of Default under the Note Agreement shall have occurred and be continuing, at the rate per annum equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) sixteen percent (16%), or (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company in New York City from time to time as its prime rate.

     If at such time the interest rate in effect under this Note is greater than twelve percent (12%) per annum, on any Interest Payment Date during such time, in lieu of making the entire interest payment on this Note in cash, the Company may:

          (c) pay on such Interest Payment Date, in cash, that portion of the interest accrued on the outstanding principal amount of such Note to such Interest Payment Date as would have accrued at the rate of twelve percent (12.00%) per annum; and

          (d)  both:

               (i) pay on such Interest Payment Date, in cash, none, any part or all of the interest accrued on such principal to such Interest Payment Date as would have accrued at the rate of two percent (2%) per annum; and

               (ii) add to the outstanding principal amount of such Notes on such Interest Payment Date the portion of such interest as would have accrued at the rate of two percent (2%) per annum which is not paid in cash pursuant to the immediately preceding clause (i) (each such addition with respect to this Note, a "Capitalized Interest Amount").

Interest shall begin to accrue on each Capitalized Interest Amount beginning on and including the Interest Payment Date on which such Capitalized Interest Amount is added to the principal amount of this Note, and such interest shall accrue and be paid, together with the interest on the remaining principal amount of this Note, in accordance with this Note.
Notwithstanding anything herein to the contrary, all interest due and payable on the date that the entire then outstanding principal amount of this Note becomes due and payable, whether on the maturity date hereof, by acceleration or otherwise, shall be due and payable in full in cash on such date. All Capitalized Interest Amounts will for all purposes of this Note and the Note Agreement referred to below constitute outstanding principal on this Note.

     Payments of principal, Yield-Maintenance Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Agreement.

     This Note is one of an issue of Senior Subordinated Notes due November 22, 2006 issued in an aggregate principal amount of Fifteen Million Dollars ($15,000,000) (which amount may be increased by any Capitalized Interest Amounts) pursuant to the Amended and Restated Note and Warrant Purchase Agreement (as amended and as may be further amended from time to time, the "Note Agreement"), dated as of June 5, 1998, between the Company and The
Prudential Insurance Company of America. Capitalized terms used herein and not defined herein have the meanings specified in the Note Agreement.

     As provided in the Note Agreement, this Note is subject to prepayment, in whole or from time to time in part, in certain cases without premium and in other cases with a premium as specified in the Note Agreement.

     This Note is a registered note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The obligations evidenced by this Note are subordinated to the Senior Debt on the terms provided in the Note Agreement and the holder hereof, by acceptance hereof, agrees to be bound by the subordination provisions in the Note Agreement.

     THIS NOTE IS GIVEN IN SUBSTITUTION AND WITHOUT NOVATION OF A PROMISSORY NOTE DATED JUNE 5, 1998 AND ISSUED BY U.S. AGGREGATES, INC.

     THIS  NOTE  AND  THE  NOTE  AGREEMENT  ARE  GOVERNED  BY,  AND  SHALL  BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                   U.S.  AGGREGATES,  INC.



                                   By:  /s/ Michael J. Stone
                                        Name:   Michael J. Stone
                                        Title:  Chief  Financial  Officer,
                                                Treasurer and  Secretary

                                                                      EXHIBIT  B

                       [FORM  OF  GUARANTOR  CONSENT]


     Reference is made to that certain Amended and Restated Note and Warrant Purchase Agreement, dated as of June 5, 1998 (the "Note Purchase
Agreement"),  between  U.S.  Aggregates,  Inc.  (the  "Company")  and   The
Prudential Insurance Company of America (the "Noteholder"), pursuant to which $30,000,000 principal amount of 10.34% Senior Subordinated Notes due November 22, 2006 and $15,000,000 principal amount of 10.09% Senior
Subordinated Notes due November 22, 2008 (the "Notes") of the Company have been issued to the Noteholder and are currently outstanding. Capitalized terms used herein and defined in the Note Purchase Agreement are used herein with the meanings ascribed to them in the Note Purchase Agreement. The Note Purchase Agreement was amended pursuant to the terms of (i) an
Amendment No. 1 to the Amended and Restated Note and Warrant Purchase Agreement dated as of April 14, 1999 and (ii) an Amendment No. 2 to the Amended and Restated Note and Warrant Purchase Agreement dated as of August 12, 1999 (as in effect immediately prior to giving effect to the amendments provided for in Amendment No. 3 to the Amended and Restated Note and
Warrant  Purchase  Agreement,  the  "Existing  Note Purchase Agreement" and,  as
amended  pursuant  to  Amendment  No.  3  to the Amended and Restated  Note  and
Warrant  Purchase  Agreement  and  as  may  be  further  amended,  restated  or
otherwise   modified  from  time  to  time,  the  "Amended  Note   Purchase
Agreement"). The Existing Note Purchase Agreement and the Notes are being amended pursuant to the terms of Amendment No. 3 to the Note Purchase Agreement dated as of September 29, 2000 (the "Third Amendment Agreement").

     Each of the undersigned Restricted Subsidiaries (each, a "Guarantor") is a party to the Subsidiary Guaranty entered into in connection with the execution and delivery of the Note Purchase Agreement and the issuance and sale of the Notes. Each Guarantor hereby consents to the Third Amendment Agreement and acknowledges and affirms all of its obligations under the terms of the Subsidiary Guaranty.

Dated:  As  of  September  29,  2000



[Remainder  of  page  intentionally  left  blank.  Next page is signature page.]

     IN WITNESS WHEREOF, each Guarantor has caused this Guarantor Consent to be executed on its behalf, as of the date first above written, by one of its duly authorized officers.


                                   SRM  HOLDINGS  CORP.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   SOUTHERN  READY  MIX,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   WESTERN  AGGREGATES
                                   HOLDING  CORP.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   WESTERN  ROCK  PRODUCTS
                                   CORPORATION



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   COX  ROCK  PRODUCTS,
                                   INCORPORATED



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   COX  TRANSPORT  CORPORATION



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   JENSEN  CONSTRUCTION  &
                                   DEVELOPMENT,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   SANDIA  CONSTRUCTION,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   SOUTHERN  NEVADA
                                   AGGREGATES,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   MOHAVE  CONCRETE  AND
                                   MATERIALS,  INC.  (NEVADA)



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   MOHAVE  CONCRETE  AND
                                   MATERIALS,  INC.  (ARIZONA)



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   A-BLOCK  COMPANY,  INC.
                                   (ARIZONA)



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   A-BLOCK  COMPANY,  INC.
                                   (CALIFORNIA)



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   VALLEY  ASPHALT,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   DEKALB  STONE,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   GEODYNE  TRANSPORT,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   FALCON  RIDGE  CONSTRUCTION,
                                   INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   BECK  PAVING,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   MULBERRY  ROCK  CORPORATION



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   BHY  READY  MIX,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   BRADLEY  STONE  &  SAND,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   TRI-STATE  TESTING
                                   LABORATORIES,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   BIG  HORN  REDI  MIX,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   TREASURE  VALLEY  CONCRETE,
                                   INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                   MONROC,  INC.



                                   By  /s/ Theresa Pajes
                                      Name:   Theresa Pajes
                                      Title:  Assistant Treasurer

                                                                      EXHIBIT  C

            [COPY  OF  EXECUTED  FOURTH  BANK  AMENDMENT]